THE KOREAN INVESTMENT FUND

SEMI-ANNUAL REPORT
OCTOBER 31, 1995



LETTER TO SHAREHOLDERS                               THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

December 15, 1995

Dear Shareholder:

With higher-than-expected corporate earnings growth and falling interest rates-from a peak of 15.7% in March to 12.2% in October-the Seoul stock market showed positive movement during the last three months. Local institutional investors' active market participation amid improving liquidity conditions was a major force behind this rebound. Buying was focused on non-life insurance companies with improved loss ratios resulting from a decline in auto accidents. Semiconductor, electronic parts and construction sectors attracted investors, while the chemical and short-term finance sectors suffered due to domestic investors' perception of hitting the peak of the business cycle.

While the Korean Composite Stock Price Index (KOSPI) posted a 1995 high of 1,016.8 points on October 14, sentiment turned bearish suddenly on the news of a slush fund scandal involving former president Roh Tae Woo. While he was in office Roh was reportedly amassing funds illegally for personal use, and it appears that nearly every business group in Korea was involved as well. The market ended October at 990.3 points.

STRONG GDP GROWTH IN THIRD QUARTER
Due to the decline in the value of the Japanese yen (by approximately 20% from its peak in June) and increasing industrial production capacity, export growth continued to accelerate despite the yen's weakness. According to data supplied by the Bank of Korea, commodity exports in the third quarter grew 31.3% year-on-year compared with gains of 25% and 24.3% the second and first quarters, respectively. Though overall facility growth slowed quite a bit, it remained an active 21.1%. With exports and facility investments both robust, heavy industrial production led the growth. Additionally, unexpectedly strong construction spending also fueled gross domestic product growth of 9.9% during the third quarter. As a result, GDP grew 9.8% for the first three quarters of 1995.

Household consumption growth has been lagging GDP growth in the last few years, largely because wealth created from Korea's recent economic expansion has gone mainly toward facility investment rather than individuals' disposable income. Facility investment is now slowing down and interest rates are declining. Thus there should be more liquidity in the market and saving will be less attractive due to lower interest rates. These positive factors have already affected household spending-durable and semi-durable goods consumption grew 11.6% and 10.9% year-on-year in the third quarter, compared with less than 10% growth for the previous quarter. Substantial cuts in income taxes starting in 1996 will be another factor spurring household consumption next year.

We expect the nation's consolidated budget for 1996 to rise by 14.9% year-on-year to $81.9 billion in U.S. dollar terms, lower than this year's 15.1% gain over 1994. The government plans to reduce the consolidated budget deficit to $927.8 billion, or 0.2% of gross national product next year, from this year's deficit of about 0.3% of GNP. The higher growth rate of the budget bill for next year seems to reflect the slowdown in overall economic activity. The government's main objective is to implement a soft landing for the economy.

LOWER RATES SHOULD BOOST MARKET
We anticipate corporate bond yields, currently at the 12% level, will remain stable in the fourth quarter given sufficient liquidity in the money market. Liquidity conditions should be good given decreased demand for credit by corporations and the flexible monetary stance of the Bank of Korea. The implementation of a global income tax on January 1, 1996, will favor bonds with maturities beyond five years as interest payments on such obligations will be exempt from taxes. The shift of assets into bond investments should lower interest rates in 1996. Faced with low interest rates, local institutional investors such as insurance companies, banks, and investment and trust companies should seek to raise equity allocations as a percentage of their assets. This should be a major factor supporting the market.

The value of Korea's currency, the won, against the U.S. dollar has fluctuated within a very limited range. At the end of this quarter, the rate was 765.15 won to the dollar, a 2.9% appreciation year-to-date. Our forecast is that the won will appreciate modestly against the dollar in 1995, backed by the improving current account balance and strong desire of the government to subdue inflation.

Relative to the KOSPI, The Korean Investment Fund's (KIF) portfolio is overweight bank stocks, which appear


1



                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

to be some of the most undervalued stocks in the market. We continue to add to companies that are trading at a discount to our estimate of intrinsic value. During the reporting period, we added to holdings in POSCO ADR, Korea Exchange Bank and Shinhan Bank. We reduced positions in Kunsul Chemical, Yukong GDS, Doosan Glass, Kumho Electric and Han Wha Chemical. As of October 31, the Fund's cash position was about 25% of total net assets. The higher cash position is mainly due to the recent rights offering; we expect to be fully invested soon.

INVESTMENT RESULTS
For the quarter ended October 31, 1995, The Korean Investment Fund had a total return of -3.32% on a net asset value basis, which compares with the Korean Composite Stock Price Index return of +6.07% for the period. On October 31, your Fund's net asset value was $12.24 and the market price closed at $10.75 per share, representing a 12.17% discount to net asset value.

The Fund's recent performance versus the Index was held back by the 6.1% dilution of the Fund's net asset value as a result of the rights offering in October; taking the dilution into consideration would bring the Fund's return into positive territory. The proceeds of the rights offering, which was substantially oversubscribed, will allow greater participation at this time by your Fund in the Korean equity market, which we believe will prove to be very much to the advantage of KIF shareholders.

Thank you for your continued interest in The Korean Investment Fund. We look forward to reporting to you again in the coming period.

Sincerely,

John D. Carifa
Chairman and Chief Executive Officer

A. Rama Krishna
Vice President

Inkee Oh
Vice President


2


TEN LARGEST HOLDINGS
OCTOBER 31, 1995 (UNAUDITED)                         THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                     U.S. $VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Korea Electric Power Corp.                  $ 6,504,607                6.3%
Pohang Iron & Steel Co. (ADR)                 4,017,000                3.9
Korea Mobile Telecom Corp. (GDS)              3,278,100                3.2
Samsung Electronics (common & new shares)     2,879,900                2.8
Samsung Securities                            2,583,493                2.5
Korea Exchange Bank (common & new shares)     2,525,675                2.4
Cho Hung Bank                                 2,513,153                2.4
Dongkuk Steel Mill                            2,500,928                2.4
Kookmin Bank (common & new shares)            2,449,385                2.4
Seoul Bank                                    2,404,757                2.3
                                            $31,656,998               30.6%


3



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995 (UNAUDITED)                         THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES    U.S. $VALUE
----------------------------------------------------------------------
COMMON & PREFERRED STOCKS-79.6%
FINANCIAL SERVICES-22.8%
BANKING-13.5%
Cho Hung Bank                                   190,390    $ 2,513,153
Daegu Bank, Ltd.                                 16,000        257,204
  new # 1                                         3,490         51,998
Hana Bank                                       102,800      2,149,644
Kookmin Bank                                    100,000      1,921,192
  new # 1                                        27,493        528,193
Korea Exchange Bank                             100,000      1,135,725
  new # 1                                       125,120      1,389,950
Seoul Bank                                      250,000      2,404,757
Shinhan Bank                                     70,430      1,454,348
  new # 1                                         7,344        147,811
                                                            13,953,975

BROKERAGE & MONEY MANAGEMENT-4.5%
Daewoo Securities                                63,258      2,050,315
Samsung Securities                               61,200      2,583,493
                                                             4,633,808

INSURANCE-2.9%
Korea Reinsurance Co.                            24,789      1,211,669
Samsung Fire & Marine Insurance Co.               3,700      1,760,178
                                                             2,971,847

OTHER-1.9%
Hyundai International Merchant Bank              20,000        747,566
Korea Industrial Leasing Co., Ltd.               20,000        470,496
Shinhan Investment & Finance                     32,027        661,343
  Pfd                                            10,553        119,991
                                                             1,999,396
                                                            23,559,026


CONSUMER MANUFACTURING-14.2%
AUTO & RELATED-6.7%
Hanil E Wha Corp., Ltd.                          27,770        896,450
Hyundai Motor Co., Ltd.                          20,000      1,116,121
Sam Lip Industrial Co.                           39,310      2,019,059
Sam Sung Radiator Industries                     24,000      2,101,549
Yoosung Enterprise                               15,000        842,972
                                                             6,976,151

BUILDING & RELATED-3.9%
Hanil Cement Manufacturing                       30,132      1,752,433
Keum Kang, Ltd.                                  29,000      2,236,163
                                                             3,988,596

TEXTILE PRODUCTS-3.6%
Baikyang Co.                                      2,880        406,509
Cheil Industries                                 50,000      1,404,953
Korea Moolsan Co., Ltd.                          30,000        548,912
  new # 1                                         7,721        130,171
Sunkyong Industrial                              38,254      1,214,889
                                                             3,705,434
                                                            14,670,181


CAPITAL GOODS-12.9%
ELECTRICAL EQUIPMENT-9.3%
Kumho Electric                                   25,404      1,593,664
  new # 1                                         3,658        229,477
Orion Electric                                   70,000      1,665,033
Saehan Precision                                 26,750      1,143,207
  new # 1                                        14,951        566,659
Samsung Electro-Mechanics15,765                                871,541
  new # 1                                         2,895        158,153
Samsung Electronics                              10,561      2,318,824
  new # 3                                         2,594        561,076
Sunny-Emi Co., Ltd.                              16,346        523,397
                                                             9,631,031


4



                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES    U.S. $VALUE
----------------------------------------------------------------------
ENGINEERING & CONSTRUCTION-2.4%
Dong-Ah Construction                             25,000    $ 1,003,071
  new # 1                                         3,425        137,421
Hanshin Construction Co.                         52,473        465,649
Sungwon Construction Co.                         32,100        809,684
  new # 1                                         4,892        116,363
                                                             2,532,188

MACHINERY-1.2%
Daewoo Heavy Industries                          65,586        852,879
Tong Yang Mool San                               20,005        334,659
                                                             1,187,538
                                                            13,350,757


BASIC INDUSTRIES-11.9%
CHEMICALS-1.6%
Hannong                                          13,000        815,526
Korea Chemical                                    6,000        588,120
Korea Kumho Petrochemical                        20,000        257,466
                                                             1,661,112

CONTAINERS-0.8%
Hyundai Precision                                36,050        852,781

MINING & METALS-7.5%
Dongkuk Steel Mill                               85,811      2,500,928
Inchon Iron & Steel                              10,400        452,617
Moon Bae Steel Co. Ltd.                          13,700        716,199
Pohang Iron & Steel Co. (ADR)                   156,000      4,017,000
Pohang Iron & Steel Mill                            510         44,391
                                                             7,731,135

PAPER & FOREST PRODUCT-2.0%
Donghae Pulp Co.                                 11,300        292,413
Hansol Paper
Manufacturing Co.                                41,408      1,839,995
                                                             2,132,408
                                                            12,377,436


UTILITY-6.3%
Korea Electric Power Corp.                      158,000      6,504,607

TRANSPORTATION-4.5%
SHIPPING-3.0%
Hanjin Shipping                                  40,000      2,132,915
Korea Line Co.                                   33,330      1,001,882
                                                             3,134,797

OTHER-1.5%
Global Enterprise                                10,000        810,299
Korean Air Lines                                 20,000        703,130
                                                             1,513,429
                                                             4,648,226


MULTI-INDUSTRY-3.2%
Korea Mobile Telecom Corp. (GDS)                 89,200      3,278,100


CONSUMER SEVICES - 2.1%
RETAIL-1.0%
Hwasung Industries                               18,415        774,963
  new # 1                                         5,889        226,278
                                                             1,001,241

OTHER-1.1%
Hyundai Motor Service Co.                        22,626      1,188,741
                                                             2,189,982


CONSUMER STAPLES-0.9%
FOOD-0.9%
Dongwon Industries, Co.                          25,000        640,397
Woo Sung Feedmill                                 8,950        287,748
                                                               928,145


HEALTHCARE-0.6%
DRUGS-0.6%
Dong Sung Pharmaceuticals                        10,602        277,122
Shin Poong Pharmaceuticals                        7,000        322,943
                                                               600,065


5



PORTFOLIO OF INVESTMENTS (CONTINUED)                 THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

                                               SHARES OR
                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)    U.S. $VALUE
----------------------------------------------------------------------
ENERGY-0.2%
OIL SERVICE-0.2%
Yukong Ltd. (GDR) (a)                            10,238    $   185,987
Total Common & Preferred Stocks
  (cost $71,411,851)                                        82,292,512

TIME DEPOSIT-25.2%
WestDeutsche Landesbank
  5.94%, 11/01/95
  (cost $26,100,000)                       US$   26,100     26,100,000

TOTAL INVESTMENTS-104.8%
  (cost $97,511,851)                                      $108,392,512
Other assets less liabilities-(4.8%)                        (4,961,389)

NET ASSETS-100%                                           $103,431,123


a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1995, these securities were valued at $185,987 representing 0.2% of net assets.

    Glossary of Terms:
    ADR - American Depository Receipt.
    GDR - Global Depository Receipt.
    GDS - Global Depository Share

    See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995 (UNAUDITED)                         THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $97,511,851)          $108,392,512
  Cash, at value (cost $185,834)                                       186,458
  Receivable for investment securities sold                         26,104,169
  Dividends and interest receivable                                     21,943
  Deferred organization expense and other assets                        36,779
  Total assets                                                     134,741,861

LIABILITIES
  Payable for investment securities purchased                       30,500,334
  Rights offering payable                                              499,135
  Management fee payable                                                61,017
  Sub-advisory fee payable                                              28,785
  Accrued expenses and other liabilities                               221,467
  Total liabilities                                                 31,310,738

NET ASSETS
  (equivalent to $12.24 per share, based on 8,447,458
    shares outstanding)                                           $103,431,123

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     84,475
  Additional paid-in capital                                        91,211,855
  Accumulated net investment loss                                     (812,193)
  Accumulated net realized gain on investments and foreign
    currency transactions                                            2,066,408
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     10,880,578
                                                                  $103,431,123

NET ASSET VALUE PER SHARE                                               $12.24


See notes to financial statements.


7



STATEMENT OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)        THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                $57,895
  Dividends(net of foreign taxes withheld of $9,363)       12,202   $   70,097

EXPENSES
  Management fee                                          330,080
  Sub-advisory fee                                        155,400
  Custodian                                               160,084
  Directors' fees and expenses                             95,502
  Audit and legal                                          34,481
  Transfer agency                                          29,983
  Printing                                                 22,717
  Registration                                             12,164
  Amortization of organization expenses                    11,655
  Miscellaneous                                            30,224
  Total expenses                                                       882,290
  Net investment loss                                                 (812,193)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized loss on investment transactions                        (439,186)
  Net realized gain on foreign currency transactions                    52,153
  Net change in unrealized appreciation(depreciation) of:
    Investments                                                      3,888,985
    Foreign currency denominated assets and liabilities                (72,131)
  Net gain on investments and foreign currency denominated
    assets and liabilities                                           3,429,821

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $2,617,628


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS                   THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED
                                                      OCTOBER 31,   YEAR ENDED
                                                         1995        APRIL 30,
                                                     (UNAUDITED)       1995
                                                    -------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                               $   (812,193)  $  (640,830)
  Net realized gain (loss) on investments and
    foreign currency transactions                       (387,033)    4,656,429
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities        3,816,854    (4,826,816)
  Net increase (decrease) in net assets from
    operations                                         2,617,628      (811,217)

CAPITAL STOCK TRANSACTIONS
  Proceeds from sale of shares of common stock
    in rights offering                                25,898,597    21,809,342
  Offering costs charged to additional
    paid-in-capital                                     (546,000)     (615,279)
  Total increase                                      27,970,225    20,382,846

NET ASSETS
  Beginning of period                                 75,460,898    55,078,052
  End of period                                     $103,431,123   $75,460,898


See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995  (UNAUDITED)                        THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Korean Investment Fund, Inc. (the "Fund") was incorporated in the State of Maryland on November 1, 1991 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the Korea Stock Exchange on the day of valuation or if no such closing price is available, at the last bid price quoted on such day. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Securities that mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain on foreign currency transactions of $52,153 represents net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

The exchange rate for the Korean Won at October 31, 1995 was Won 765.15 to U.S. $1.00.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $115,000 have been deferred and are being amortized on a straight-line basis through February, 1997.

4. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and currency transactions are calculated on the identified cost basis.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.


10



                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

NOTE B: MANAGEMENT FEE, SUB-ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Management and Administration Agreement, the Fund paid Alliance Capital Management L.P. ("Alliance") a fee at an annualized rate of
 .85 of 1% of the Fund's average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the terms of the Management Agreement, the Fund pays Orion Asset Management Co., Ltd. (the "Co-Manager") a fee at an annualized rate of .40 of 1% of the Funds average weekly net assets. Such fee is calculated weekly and paid monthly.

Brokerage commissions paid on securities transactions for the period ended October 31, 1995 amounted to $162,555, of which $21,573 was paid to Tong Yang Securities Co., Ltd., an affiliate of the Co-Manager and $14,959 was paid to Baring Securities, a broker utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Alliance.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $23,363,667 and $19,251,215, respectively, for the period ending October 31, 1995. At October 31, 1995, the cost of securities for federal income tax purposes was $97,511,851. Accordingly, gross unrealized appreciation of investments was $14,624,439 and gross unrealized depreciation of investments was $3,743,778 resulting in net unrealized appreciation of $10,880,661 (excluding foreign currency translations).

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. Of the 8,447,458 shares outstanding at October 31, 1995, the Investment Manager owned 9,000 shares.

NOTE E: RIGHTS OFFERING
During the period ended October 31, 1995, the Fund issued 2,484,546 shares in connection with a rights offering of the Fund's shares. Shareholders of record on June 10, 1995, were issued one non-transferable right foreach share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $10.83 per share. Offering costs of $546,000 attributed to the rights offering were charged to additional paid-in-capital. Dealer management and soliciting fees of $1,009,036 were netted against the proceeds of the subscription.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)            THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

NOTE F: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                          NET REALIZED AND     NET INCREASE
                                       UNREALIZED GAIN (LOSS)   (DECREASE)
                                         ON INVESTMENTS AND    IN NET ASSETS
                        NET INVESTMENT    FOREIGN CURRENCY     RESULTING FROM        MARKET PRICE
                         INCOME (LOSS)      TRANSACTIONS         OPERATIONS            ON NYSE
                      ----------------   ------------------  ------------------   -----------------
                       TOTAL      PER      TOTAL      PER      TOTAL      PER
QUARTER ENDED          (000)     SHARE     (000)     SHARE     (000)     SHARE     HIGH       LOW
------------------    ------    ------   --------   -------  --------   -------   -------   -------
October 31, 1995      $(325)    $(.06)   $ 2,338    $  .39   $ 2,013    $  .33    $12.875   $11.25
July 31, 1995          (487)     (.08)     1,092       .22       605       .14     12.75     10.75
                      $(812)    $(.14)   $ 3,430    $  .61   $ 2,618    $  .47

April 30, 1995        $(341)    $(.06)   $(4,179)   $ (.69)  $(4,520)   $ (.75)   $13.500   $11.750
January 31, 1995        258       .04     (7,838)    (1.31)   (7,580)    (1.27)    14.375    11.625
October 31, 1994       (272)     (.05)     7,915      1.33     7,643      1.28     15.125    13.500
July 31, 1994          (286)     (.06)     3,931       .95     3,645       .89     16.375    13.125
                      $(641)    $(.13)   $  (171)   $  .28   $  (812)   $  .15


12



FINANCIAL HIGHLIGHTS                                 THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                      SIX MONTHS
                                                         ENDED                                      FEBRUARY 24,
                                                      OCTOBER 31,        YEAR ENDED APRIL 30,         1992 (A)
                                                         1995      -------------------------------    THROUGH
                                                     (UNAUDITED)     1995       1994        1993   APRIL 30,1992
                                                     -----------  ---------  ----------  ---------  ------------
Net asset value, beginning of period                    $12.66     $13.09     $10.37      $11.00     $10.90(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                       (.14)*     (.13)*     (.09)       (.03)      (.01)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions             .61        .28       2.81        (.59)       .11
Net increase (decrease) in net asset value                 .47        .15       2.72        (.62)       .10

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency transactions             -0-        -0-        -0-       (.01)        -0-

CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering                                   (.48)        -0-         -0-        -0-
Offering costs charged to additional paid-in-capital      (.09)      (.10)        -0-         -0-        -0-
Total capital share transactions                                     (.58)        -0-         -0-        -0-
Net asset value, end of period                          $12.24     $12.66     $13.09      $10.37     $11.00
Market value, end of period                             $10.75     $12.375    $13.375**   $12.125    $10.00

TOTAL RETURN
Total investment return based on:(c)
  Market value                                          (11.74)%    (5.88)%    10.31%**    21.39%    (10.39)%
  Net asset value                                        (3.32)%    (3.28)%    26.23%      (5.62)%    (1.43)%
Net assets, end of period (000's omitted)             $103,431    $75,461    $55,078     $43,663    $46,278
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets                   2.26%      2.00%      2.26%       2.55%      2.37%(d)
Ratio of net investment loss to average net assets       (2.08)%     (.83)%     (.82)%      (.27)%     (.49)%(d)
Portfolio turnover rate                                     26%        34%        14%         43%         8%


*   Based on average shares outstanding.
**  Restated.

(a) Commencement of operations.

(b) Net of offering costs of $.26.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(d) Annualized.

    The per share amounts reported herein are not necessarily consistent with the corresponding amounts reported on the Statement of Operations due to the change in capital stock caused by the rights offering.


13



                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND CHIEF EXECUTIVE OFFICER
WANG-HA CHO, PRESIDENT (1)
SUNG JIN KIM, SENIOR VICE PRESIDENT (1)
DAVID H. DIEVLER (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
THE HON. JAMES D. HODGSON (1)
CHOONG (JOHN) H. KOH (1)

OFFICERS
ROBERT HEISTERBERG, EXECUTIVE VICE PRESIDENT-INVESTMENTS
YUNG CHUL PARK, EXECUTIVE VICE PRESIDENT-INVESTMENTS
A. RAMA KRISHNA, VICE PRESIDENT
INKEE OH, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

INVESTMENT MANAGER AND
ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

CO-MANAGER
ORION ASSET MANAGEMENT CO., LTD.
767 Fifth Avenue
New York, NY 10153

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

TRANSFER AGENT, DIVIDEND PAYING
AGENT, AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110-1520


(1) Member of the Audit Committee.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

    This report, including the financial statement herein is transmitted to the shareholders of The Korean Investment Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

    The financial information included herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.


14



THE KOREAN INVESTMENT FUND, INC.
Summary of General Information

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation KoreanInvFd. The Fund's NYSE trading symbol is "KIF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL and each Saturday in THE NEW YORKTIMES and BARRON'S, and other newspapers in a table called "Closed-End Funds". Additional information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT PLAN
Under the Fund's Dividend Reinvestment Plan, all shareholders will automatically have their dividends and other distributions from the Fund invested in additional shares of the Fund unless a shareholder elects to receive cash. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.


THE KOREAN INVESTMENT FUND, INC.
1345 Avenue of the Americas
New York, New York 10105

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

KORSR